UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2025

BLUE OWL CREDIT INCOME CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01369	85-1187564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue
New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into to a Material Definitive Agreement

On October 10, 2025 (the “Amendment Date”), Core Income Funding VI LLC (“Core Income Funding VI”), a subsidiary of Blue Owl Credit Income Corp. (the “Company”), entered into Amendment No. 4 (“Amendment No. 4” and the facility as amended, the “Credit Facility”), which amended that certain Credit Agreement, dated as of August 29, 2023 (as amended by Amendment No. 1, dated as of March 1, 2024, Amendment No. 2, dated November 12, 2024 and Amendment No. 3, dated April 22, 2025), by and among Core Income Funding VI, as Borrower, the lenders from time to time parties thereto, The Bank of Nova Scotia, as Administrative Agent, and State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Document Custodian. Among other changes, Amendment No. 4 (i) increased the Total Revolving Commitment under the Credit Facility from $600 million to $1,350 million, (ii) reduced the Total Term Commitment under the Credit Facility from $150 million to $0, (iii) extended the end of the Reinvestment Period from August 29, 2026 to April 10, 2028, (iv) extended the Stated Maturity from August 29, 2033 to April 10, 2035, (v) reduced the Applicable Margin from a range of 1.50% and 2.15% to a range of 1.50% and 1.90% depending on the composition of the collateral, (vi) modified the Commitment Fee schedule and (vii) modified the requirements relating to sales of Collateral Loans.

Borrowings of Core Income Funding VI are considered the Company’s borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

Item 2.03 – Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 4 to the Credit Agreement, dated as of October 10, 2025, among Core Income Funding VI LLC, as Borrower, the Lenders party thereto, The Bank of Nova Scotia, as Administrative Agent, and State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Document Custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Owl Credit Income Corp.

Date: October 15, 2025	By:	/s/ Jonathan Lamm
Jonathan Lamm
Chief Operating Officer and Chief Financial Officer